================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CLARUS CORPORATION
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

    ----------------------------------------------------------------------------

Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                EXPLANATORY NOTE

         Clarus Corporation, a Delaware corporation (the "Company"), is filing these materials with the Securities and Exchange Commission on May 13, 2002 in connection with the solicitation of proxies for electing the Company's Board of Directors at the 2002 annual meeting of the Company's stockholders.

         The Company used the following materials in a presentation to an investor on May 13, 2002.

                           FORWARD LOOKING STATEMENTS

         This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Information in this presentation includes the Company's beliefs, hopes, expectations, intentions and strategies regarding the Company, its future and its products and services. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including that the Company may not achieve the future financial results currently anticipated, that the Company's operational adjustments may not reduce the amount of cash that it uses, that the Company may not be cash flow breakeven in 2002, that the business climate may not improve for the Company's product and services, and that new product releases may not perform as expected. The Company cannot guarantee its future performance. There can be no assurances that any transaction will result from the Company's review of strategic alternatives. All forward-looking statements contained in this presentation are based on information available to the Company as of the date of this presentation and the Company assumes no obligation to update the forward-looking statements contained herein. The pro forma data provided herein is provided as an alternative for understanding the Company's operating results. These measurements are not in conformance with generally accepted accounting principles and may be different from pro forma measures used by other companies, including the Company's competitors.

        For further information regarding the risks and uncertainties associated with the Company's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of the Company's filings with the Securities and Exchange Commission, including but not limited to, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov or the Company's web site at http://www.claruscorp.com.


1

                                  PRESENTATION
                                  May 13, 2002

                                Clarus Management
                                -----------------
                         Steve Jeffery, Chairman and CEO
                                Jim McDevitt, CFO
                                Sean Feeney, COO

                                       --

                          Clarus Independent Directors
                          ----------------------------

                              Mark Johnson (Nominee)
                             Tripp Rackley (Nominee)

                                                                [CLARUS LOGO]

2

Who Is Clarus

Be the leading provider of Sourcing, Procurement, Settlement applications engineered and optimized for the Microsoft platform, based on a rapid deployment, low cost of ownership and fast return on investment.

                                                                [CLARUS LOGO]

3

Clarus Product Strategy

Sourcing
--------
  o  Strategic Sourcing
  o  Dynamic Pricing
  o  Auctions

Procurement
-----------
  o  Procurement
  o  Online Marketplace
  o  Private Trading Exchange

Settlement
----------
  o  Invoicing
  o  Payment
  o  Reconciliation

                                                                [CLARUS LOGO]

4

Who Are Our Customers

               [GRAPHIC APPEARS HERE DEPICTING CLARUS' CUSTOMERS]

                                                                [CLARUS LOGO]

5

Who Are Our Partners

                [GRAPHIC APPEARS HERE DEPICTING CLARUS' PARTNERS]

                                                                [CLARUS LOGO]


6

Who Are Our Competitors



Ariba
CommerceOne
i2
PurchasePro
VerticalNet
ERP's

7

What Is Our Track Record- Revenue

[GRAPHIC APPEARS HERE DEPICTING HISTORICAL AND PRO FORMA REVENUE FROM 1998-2002]

                                                                 [CLARUS LOGO]

8

Revenue Comparison- Q1 01 vs. Q1 02

     [GRAPHIC APPEARS HERE ILLUSTRATING CLARUS' AND COMPETITORS' REVENUE IN
            THE FIRST QUARTER OF 2001 VS. THE FIRST QUARTER OF 2002]

                        Better performance year over year
                      15% revenue growth last two quarters

                                                                 [CLARUS LOGO]

9

What is Our Track Record- Stock Price

      [GRAPHIC APPEARS HERE DEPICTING HISTORICAL STOCK PRICES FROM MAY 1998
                             THROUGH FEBRUARY 2002]

                                                                 [CLARUS LOGO]

10

Competitive Stock Price Performance

       [GRAPHIC APPEARS HERE DEPICTING HISTORICAL STOCK PRICES OF CLARUS'
                COMPETITORS FROM MAY 1998 THROUGH FEBRUARY 2002]

                                                                 [CLARUS LOGO]

11

What is Track Record of Nasdaq

     [GRAPHIC APPEARS HERE DEPICTING HISTORICAL PERFORMANCE OF NASDAQ STOCK
                  MARKET FROM MAY 1998 THROUGH FEBRUARY 2002]

                                                                 [CLARUS LOGO]

12

Competitor Stock Price Performance Over Last Five Quarters

    [GRAPHIC APPEARS HERE DEPICTING COMPETITORS' STOCK PRICE PERFORMANCE OVER
                               LAST FIVE QUARTERS]

                  Clarus stock has outperformed its competitors

                                                                 [CLARUS LOGO]

13

Proactive Process in Response to Market Conditions

  o  October 01 Strategic Review Initiated
  o  November Hired the Chasm Group (Todd Hewlin) to Lead
  o  January 02 Presented Strategic Direction to Board of Directors
  o  Feb/March 02 Tested Strategic Direction
  o  April 02 Recommendation of Plan to the Board of Directors
  o  April 02 Approval of Plan

                                                                 [CLARUS LOGO]

14

Strategic Direction Recommendation
Evolve to SRM

  o  SRM is the next emerging enterprise software category
  o  It will be a very large market
  o Clarus has a strong SRM foundation in its Sourcing to Settlement applications
  o  Unique in Microsoft platform and breadth of current products

                                                                 [CLARUS LOGO]

15

Clarus SRM Vision

              [GRAPHIC APPEARS HERE DEPICTING SUPPLIER RELATIONSHIP
                                MANAGEMENT MODEL]

                                                                 [CLARUS LOGO]

16

Strategic Direction Execution; Two Options

  o  Be Acquired by a Strategic Vendor
       o  Large customer base
       o  Direct Sourcing/Procurement expertise
       o  Growth and scale


 o  Evolve to SRM
       o  Greater Focus on Settlement
       o  Centralize Development
       o  Investment
       o  Market conditions



                                                                 [CLARUS LOGO]

Board Recommendation

  o  Evaluate all strategic alternatives
  o  Retain an investment banker
  o  Reduce cash burn
  o  Protect immediate shareholder value
  o  Maximize long term value of Clarus

             By preserving cash Clarus has the flexibility to select
                        the right strategic alternative.

                                                                 [CLARUS LOGO]

18

What is our Proactive Plan

  o  Exploration of strategic alternatives
  o  Significant progress towards profitability
  o  Aggressive reduction of operating expenses
  o  Continued development of Sourcing to Settlement applications
  o  Management talent, independent highly qualified Directors

                                                                 [CLARUS LOGO]

19

Exploration of Strategic Alternatives

  o  Strategic value of the company:
        o  Products/Technology/People/CASH
  o  Acquisition by a strategic larger vendor
  o  Sell the Products/Technology. Return of capital to Shareholders
  o  Board is investigating ALL possibilities

            Retained U.S. Bancorp Piper Jaffray as Investment Banker

                                                                [CLARUS LOGO]

20

Target Buyer Categories

  o  ERP
  o  Supply chain
  o  Independents
  o  Vertical Industry Focus (e.g., financial services)
  o  Specialists in niche


21

Significant Progress Towards Profitability

       [GRAPHIC APPEARS HERE DEPICTING HISTORICAL AND PRO FORMA EBTDA FROM
                FOURTH QUARTER 2000 THROUGH FOURTH QUARTER 2002]

                            85% improvement of EBTDA

                                                                [CLARUS LOGO]

22

Aggressive Reduction of Operating Expenses

   [GRAPHIC APPEARS HERE DEPICTING HISTORICAL AND PRO FORMA OPERATING EXPENSES
              FROM FOURTH QUARTER 2000 THROUGH FOURTH QUARTER 2002]

                       63% reduction in Operating Expenses

                                                                   [CLARUS LOGO]

23

Reduction of Cash Burn

      [GRAPHIC APPEARS HERE DEPICTING HISTORICAL AND PRO FORMA CASH USED IN OPERATIONS FROM FOURTH QUARTER 2000 THROUGH ESTIMATED FOURTH QUARTER 2002]

                           68% reduction in Cash Burn

                                                                   [CLARUS LOGO]

24

Headcount

       [GRAPHIC APPEARS HERE DEPICTING HISTORICAL AND PRO FORMA HEADCOUNT
              FROM FOURTH QUARTER 2000 THROUGH SECOND QUARTER 2002]

                           78% reduction in Headcount

                                                                   [CLARUS LOGO]

25

Continued Sourcing- Settlement investment

Major Releases on All Products in Q1 02

              Application           Current Release        Man-Months
              -----------           ---------------        ----------
Sourcing                                    4              >750
eProcurement                              6.5              >2,200
Private Trading Exchange                    3              >960
Settlement                                  4              >1,500
                                                           ------
                                                           >380 Man Years
                                                           >$45 million

                                                                   [CLARUS LOGO]
26

Clarus Management

  o  Steve Jeffery                      CEO
  o  Sean Feeney*                       COO

  o  Jim McDevitt                       CFO
  o  Craig Potts*                       VP Sales Americas
  o  Tom Underhill*                     VP Sales EMEA
  o  Suzanne Henderson                  VP Development
  o  Chuck Wilkinson*                   VP Services/Support

*New Executives in the last 18 months

                                                                   [CLARUS LOGO]

27

Board Summary

  o  Seven seats
  o  Six independents
  o  All well-qualified
  o  All public company experienced
  o  All M&A experienced
  o  Provide product, market, operational and strategic value to Clarus

                                                                   [CLARUS LOGO]

28

Board Nominees

  o  All independent
  o  All technology veterans
  o All founded and/or held executive positions in public technology companies (CKFR, DI)
  o  Over 25 M&A technology transactions between them
  o  Provide vital market, strategy, product and operational skills


                                                                   [CLARUS LOGO]

29

Board Nominees

Todd Hewlin


  o  Independent Director since Jan 02
  o  Chasm Group Managing Director
  o  16 years in technology
  o  Significant M&A experience
  o  Led the Clarus strategic review
  o  Subsequently joined the Board in Jan 02
  o  Critical to strategic alternatives
  o  Public company experienced

                                                                   [CLARUS LOGO]

30

Board Nominees

Mark Johnson

  o  Independent Director since 98
  o  25 years in technology
  o  Significant M&A experience
  o  Co-founder of Checkfree Corp
  o  Settlement expertise
  o  Public company experienced

                                                                   [CLARUS LOGO]

31

Board Nominees

Tripp Rackley

  o  Independent Director since August 2000
  o  12 years in technology
  o  Significant M&A experience
  o  Founder of Nfront
  o  SE Entrepreneur of the year
  o  Settlement expertise
  o  Public company experienced

                                                                   [CLARUS LOGO]

32

Other Independent Directors
Said Mohammadioun

  o  Independent Director since 98
  o  30 years in technology
  o  Significant M&A experience
  o  Founder of Samna Corp & Synchrologic
  o  Public company experienced
Don House
  o  Independent Director since 92
  o  35 years in technology
  o  Significant M&A experience
  o  Public company experienced

                                                                   [CLARUS LOGO]

33

Other Independent Directors
Tench Coxe

  o  Independent Director since 93
  o  25 years experience in technology

  o  Venture capitalist
  o  Significant M&A experience
  o  Public company experienced

                                                                   [CLARUS LOGO]

34

Board Sub Committees
  o  Nominating Committee
  o  Compensation Committee
  o  Audit Committee
  o  Corporate Counsel

                            All Independent Directors

                                                                   [CLARUS LOGO]

35

The Dissident Nominees

  o  No experience in the software industry
  o No understanding of the Clarus strategy, market, products, competitors or people.
  o  No public company experience in technology
  o  No M&A experience in technology
  o  Short-term investors (65 days ago)
  o  Invited to meet with Board and declined
  o  Personal motivation unknown

                                                                   [CLARUS LOGO]

36

The Dissidents Plan

  o  "Retain an Investment Banker"...Done
  o  "Pursue Strategic Alternatives"...In process
  o  "Sell Clarus Products and Technology"...How?
  o  "Reduce Clarus Burn Rate"...Done
  o  "Redeployment of Clarus Cash" Shareholder visibility?
  o  "Possible Acquisitions" Shareholder visibility?
  o Dissidents not Considering ALL Possibilities - Only those that Benefit Themselves
  o  Shareholder Concern

                        Who will benefit from this plan?
                      All stockholders or the Dissidents?

                                                                   [CLARUS LOGO]
37

Summary

  o  Unprecedented market conditions over last 18 months
  o  Committed, experienced Management Team
  o Proactively improved profitability, reduced operating expenses and preserved cash
  o  Well-qualified Board includes six Independent Directors
  o  Clear plan that is visible to all shareholders
  o The Dissidents are not well-qualified; we believe their timing and their plan is clearly self-serving and not in the best interests of all shareholders
  o The Clarus independent nominees have the interests of ALL stockholders in mind

                                                                   [CLARUS LOGO]